UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

COINSTAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22555	94-3156448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 – 114th Avenue SE Bellevue, Washington	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 9, 2009, Coinstar, Inc. issued a press release announcing its intent to raise capital through a convertible senior notes offering. The convertible senior notes offering will be made pursuant to an effective automatic shelf registration statement on Form S-3, including a prospectus and an applicable prospectus supplement related to the offering, filed by Coinstar with the Securities and Exchange Commission. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Dated: September 9, 2009	By:	/s/ Donald R. Rench
Donald R. Rench
General Counsel and Corporate Secretary